                                                                    EXHIBIT 10.3

                           AMENDMENT NO. 2 AND WAIVER

       AMENDMENT NO. 2 AND WAIVER dated as of September 26, 2001 (the
"Amendment and Waiver") to the CREDIT AGREEMENT (as defined below), among VENTAS
 --------------------
REALTY, LIMITED PARTNERSHIP (the "Borrower"), the Guarantors referred to in the
                                  --------
Credit Agreement (the "Guarantors"), BANK OF AMERICA, N.A., as a Lender, as
                       ----------
Issuing Bank and as Administrative Agent for the Lenders under the Credit Agreement (in such capacity, the "Administrative Agent"), MORGAN GUARANTY TRUST
                                  --------------------
COMPANY OF NEW YORK, as a Lender and as Documentation Agent for the Lenders under the Credit Agreement (in such capacity, the "Documentation Agent") and the
                                                   -------------------
Lenders (as defined below).

                                   WITNESSETH:

       WHEREAS, the Borrower, the Guarantors, each of the financial institutions from time to time party thereto as lenders (together with their successors and assigns, the "Lenders"), the Documentation Agent and the
                             --------
Administrative Agent have previously entered into that certain Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of April 29, 1998, as amended and restated as of January 31, 2000, and as amended and waived as of December 20, 2000 (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"); and
           ----------------

       WHEREAS, the Borrower and Ventas, Inc. ("Ventas") have requested that the
                                                ------
Lenders agree to waive compliance by the Credit Parties and their Subsidiaries with the provisions of the Credit Agreement to the extent necessary to permit a commercial mortgage backed securities transaction sponsored by Ventas to be consummated substantially on the terms set forth in Exhibit 1 hereto; and

       WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to grant an amendment and waiver to the Credit Agreement, but only upon the terms and conditions set forth herein.

       NOW, THEREFORE, the parties hereto hereby agree as follows:

       SECTION 1. Definitions.  Unless otherwise defined herein, all capitalized
                  -----------
terms that are defined in the Credit Agreement shall have the same meanings when used herein.

       SECTION 2. Amendments to the Credit Agreement.
                  ----------------------------------

       (A) The definition of "Subsidiary" appearing in Article 1 of the Credit Agreement is hereby amended as of the Effective Date (as such term is defined in Section 6 below) in its entirety to read as follows:

       "'Subsidiary' shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person
                  and one or more subsidiaries of such Person;
                  provided, however, that the Special Purpose
                  --------  -------
                  Subsidiaries shall not be deemed to be Subsidiaries of Ventas except to the following extent: (i) they shall be Subsidiaries for purposes of the definition of "Joint Venture" herein, the representation and warranty contained in Section 3.20 hereof, and the Credit Parties' compliance with Sections 5.1(q) and
                  5.12(a) hereof, and (ii) they shall be Consolidated Subsidiaries for purposes of Sections 5.1(a), (c) and (f) hereof and for purposes of determining
                  Consolidated Interest Expense, Consolidated EBITDA and Consolidated Net Income for Ventas and its Consolidated Subsidiaries."

                  (B) The definition of "Vencor" appearing in Article 1 of the
                                         ------
Credit Agreement is hereby amended as of the Effective Date in its entirety to read as follows:

                  "'Vencor' shall mean (i) as to any time prior to the
                    ------
                  Vencor Effective Date, Vencor, Inc., a Delaware corporation and (ii) as to any time on or after the Vencor Effective Date, Kindred Healthcare, Inc. (formerly Vencor, Inc.), a Delaware corporation."

                  (C) The following definitions are hereby inserted as of the Effective Date in Article 1 of the Credit Agreement in the correct alphabetical sequence:

                  "`Adjusted EBITDA' shall have the meaning given to
                    ---------------
         such term in Section 6.11 hereof.

                  `Amendment No.2 and Waiver' shall mean that certain
                   -------------------------
         Amendment No. 2 and Waiver dated as of September 26, 2001 to this Credit Agreement.

                  `CMBS Transaction' shall mean that certain
                    ----------------
         commercial mortgage backed securities transaction sponsored by Ventas which transaction shall be consummated substantially on the terms set forth in Exhibit 1 to Amendment No. 2 and Waiver.

                  `Special Purpose Subsidiaries' shall mean the
                   ----------------------------
         following entities:

                  (i) those certain two (2) corporations to be formed in Delaware by Ventas which corporations shall be direct, wholly owned Subsidiaries of Ventas and one of which shall be the special purpose entity formed to be the sole member of the limited liability company that will be the borrower and portfolio owner in the CMBS Transaction and the other of which shall be the special purpose entity formed to be the sole member of the limited liability company that will be the depositor in the CMBS Transaction;

                  (ii) that certain limited liability company to be formed in Delaware which company shall be an indirect, wholly owned subsidiary of Ventas and shall be the special purpose entity formed to be the borrower and portfolio owner in the CMBS
                  Transaction;

                  (iii) that certain limited liability company to be formed in Delaware which company shall be an indirect, wholly owned subsidiary of Ventas and shall be the special purpose entity formed to be the depositor in the CMBS Transaction; and

                  (iv) any Subsidiaries of any of the foregoing.

                  `Special Purpose Subsidiary Consolidated EBITDA'
                   ----------------------------------------------
         shall mean consolidated EBITDA for the Special Purpose Subsidiaries and their Consolidated Subsidiaries determined on a consolidated basis for an applicable period, which consolidated EBITDA shall be calculated in the same manner as Consolidated EBITDA is calculated for Ventas and its Consolidated Subsidiaries.

                  `SPS Consolidated Interest Expense' shall mean
                   ---------------------------------
         consolidated interest expense of the Special Purpose Subsidiaries and their Consolidated Subsidiaries determined on a consolidated basis for an applicable period, which consolidated interest expense shall be calculated in the same manner as Consolidated Interest Expense is calculated for Ventas and its Consolidated Subsidiaries."

                  (D) The proviso appearing at the end of the definition of "Pledged Securities" appearing in Article 1 of the Credit Agreement is hereby amended as of the Effective Date by inserting the following words after the phrase "of Vencor" appearing therein:

                  "or any of the Special Purpose Subsidiaries, in each case"

                  (E) Section 5.12(d) of the Credit Agreement is hereby amended as of the Effective Date by (i) adding the phrase "or any Special Purpose Subsidiary" immediately after the phrase "or any Subsidiary of a Credit Party" as such phrase appears in clause (B) of such Section; (ii) adding the phrase "or any real property currently or formerly owned, leased or operated by any Special Purpose Subsidiary" after the word "Premises" each place such word appears in clauses (A) and (D) of such Section; and (iii) adding the phrase "or to any location other than real property owned, leased or operated by a Special Purpose Subsidiary by or on behalf of any Special Purpose Subsidiary or any Subsidiary thereof" at the end of clause (C) of such Section.

                  (F) Article 5 of the Credit Agreement is hereby amended as of the Effective Date by adding the following new section at the end thereof:

                  "SECTION 5.23 Documents in connection with the CMBS
                                -------------------------------------
Transaction.
-----------

                  (a) Deliver to the Administrative Agent promptly after the closing of the CMBS Transaction, (1) a complete set of the closing documents for such transaction and (2) copies of any environmental reports and/or property condition reports obtained for, or in connection with, the CMBS
         Transaction.

                  (b) Promptly after any Interest Rate Protection Agreement is entered into by a Special Purpose Subsidiary, notify the Administrative Agent of the parties to such agreement, the material terms thereof and such other information as the Administrative Agent may reasonably request.

                  (c) Deliver to the Administrative Agent promptly after the closing of any Indebtedness incurred by a Special Purpose Subsidiary, a complete set of the closing documents for such transaction."

             (G) Section 6.5 of the Credit Agreement is hereby amended as of the Effective Date as follows:

             (1)  the "and" at the end of clause (j) shall be deleted;

             (2) the "." at the end of clause (k) shall be replaced with "; and"; and

             (3) the following new clause (l) shall be added to the end of such section:

                  "(l) the transfer of (i) cash by the Borrower to Ventas in an amount not to exceed $200,000, provided, that such cash is then used by Ventas to
                  --------
                  fund its capital contributions to the Special Purpose Subsidiaries as described in the second sentence of the section entitled `Investments by Sponsor' on Exhibit 1 to Amendment No. 2 and Waiver and (ii) certain Real Property Assets by the Borrower to Ventas as described in Exhibit 1 to Amendment No. 2 and Waiver under the section entitled `Properties'."

             (H) Section 6.11 of the Credit Agreement is hereby amended as of the Effective Date in its entirety to read as follows:

                  "SECTION 6.11 Minimum EBITDA. On the last day of
                                --------------
         each of Ventas' fiscal quarters after the Vencor Effective Date (determined for the Trailing Four Quarters), permit (1) Consolidated EBITDA minus (2) Special Purpose Subsidiary
                             -----
         Consolidated EBITDA to the extent included in calculating Consolidated EBITDA plus (3) the aggregate amount of cash
                             ----
         (without any duplication) actually distributed to Ventas by the Special Purpose Subsidiaries during such Trailing Four Quarters which cash is not used, or required to be used, to satisfy any obligation related to the CMBS Transaction (including, without limitation, reserves and amounts owed with respect to any Interest Rate Protection Agreement entered into pursuant to the second sentence of the section entitled `Interest Rate Cap' on Exhibit 1 to the Amendment No. 2 and Waiver) ((1) minus (2) plus (3) shall be referred to herein as "Adjusted EBITDA"), to be less than an amount
                       ---------------
         equal to 80% of the Projected Consolidated EBITDA for such period as set forth in the projections required to be delivered pursuant to Section 5.1(p) hereof.

                  The Projected Consolidated EBITDA for any quarter shall be decreased as appropriate to exclude the effect on such Projected Consolidated EBITDA of any asset (i) sold or disposed of in accordance with the terms hereof (provided the Net Cash Proceeds of such sale or disposition are used to repay the Loans and other Obligations hereunder) or (ii) released from the Lien granted to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Fundamental Documents in connection with a refinancing of a portion of the Loans and/or the Obligations hereunder as permitted by Section 6.1(b) or Section 6.1(c) hereof. It is hereby understood and agreed by the parties hereto that Projected Consolidated EBITDA for any quarter shall be decreased as appropriate to exclude the effect on such Projected Consolidated EBITDA of the

         Real Property Assets transferred as permitted hereby to a Special Purpose Subsidiary pursuant to, and in connection with, the CMBS Transaction."

               (I) Section 6.12 of the Credit Agreement is hereby amended as of the Effective Date in its entirety to read as follows:

               "SECTION 6.12 Interest Coverage Ratio. For and during
                             -----------------------
         each of Ventas' fiscal quarters after the Vencor Effective Date, permit the ratio of (a) Adjusted EBITDA to (b) Consolidated Interest Expense minus SPS Consolidated Interest
                                       -----
         Expense (in the case of each of (a) and (b) determined for the Trailing Four Quarters ), to be less than 1.20: 1.00 for such period; provided, however, that for purposes of
                      --------  -------
         determining compliance with this Section 6.12, Consolidated Interest Expense shall not include interest expense with respect to any Indebtedness permitted by Section 6.1(s) hereof."

               (J) Section 6.14 of the Credit Agreement is hereby deleted in its entirety.

               (K) Article 6 of the Credit Agreement is hereby amended as of the Effective Date by adding the following new section at the end thereof:

               "SECTION 6.27 Provisions regarding the Special Purpose
                             ----------------------------------------
Subsidiaries.
------------
               (a) Make any Investment in any Special Purpose Subsidiary, other than as explicitly set forth on Exhibit 1 to Amendment No. 2 and Waiver.

               (b) Permit any obligation, liability or other agreement of a Special Purpose Subsidiary to be recourse in any manner whatsoever to
         (i) Ventas, except as expressly set forth in Exhibit 1 to Amendment No. 2 and Waiver or (ii) the Borrower, any other Credit Party (other than Ventas), any Subsidiary of the Borrower or such other Credit Party or any of their respective assets.

               (c) Permit either of the Special Purpose Subsidiaries which are direct Subsidiaries of Ventas to engage in any business activities other than the ownership of the limited liability company interests of the Special Purpose Subsidiary which is the borrower in the CMBS Transaction and the Special Purpose Subsidiary which is the depositor in the CMBS Transaction.

               (d) Permit either of the Special Purpose Subsidiaries which are indirect Subsidiaries of Ventas to engage in any business activities other than (i) owning, leasing, operating, maintaining, refinancing debt with respect to, selling, or otherwise disposing of, healthcare related properties and (ii) activities directly related to the CMBS Transaction; and provided, that if any of the foregoing activities
                          --------
         results in proceeds or cash amounts that are not required to be paid to the lender in the CMBS Transaction, then such proceeds or cash amounts shall either be (X) reinvested by the applicable Special Purpose Subsidiary in accordance with Ventas' business strategy as communicated to the investment community and Ventas' shareholders and as in existence on the date hereof or (Y) be distributed to a Credit Party.

               (e) Permit any amendment to the organizational documents of any of the Special Purpose Subsidiaries or any amendment to the terms and provisions of the CMBS Transaction in any case, which amendment would be materially adverse to any Credit Party or the Lenders."

            (L) Article 7 of the Credit Agreement is hereby amended as of the Effective Date by adding the following new paragraph (s) immediately after paragraph (r) appearing therein:

            "(s) (i) trial court judgment(s) for the payment of money in excess of $5,000,000 in the aggregate shall be obtained by the advisor, the lender(s), trustee or any other Person under or in connection with the CMBS Transaction or any transaction permitted by Section 6.27 hereof to be entered into by a Special Purpose Subsidiary, or by the Special Purpose Subsidiary against any Credit Party (other than Ventas) or any Subsidiary of a Credit Party (other than the Special Purpose Subsidiary); or (ii) Ventas is required to make any payment(s) and/or deposit funds in an aggregate amount in excess of $10,000,000, in connection with the CMBS Transaction, any transaction contemplated thereby (including, without limitation, the Non-recourse Guaranty and Environmental Indemnity Agreement to be executed by Ventas) or any transaction permitted by
            Section 6.27 hereof to be entered into by a Special Purpose Subsidiary, provided, however, that any such
                                --------  -------
            payment or deposit of funds required by Ventas in connection with any Interest Rate Protection Agreement related to the CMBS Transaction shall not be an Event of Default hereunder if Ventas is reimbursed within three (3) Business Days for such payment or deposit in full in cash by the Special Purpose Subsidiaries;"

            SECTION 3. Waiver. The Lenders hereby waive (i) Ventas' compliance
                       ------
with the provisions of Section 5.13 of the Credit Agreement solely with respect to the Special Purpose Subsidiaries (such term to be used in this Amendment and Waiver as such term is defined in Section 2(C) above), (ii) Ventas' compliance with those provisions of the Credit Agreement requiring it to pledge to the Administrative Agent (for the benefit of the Secured Parties) any equity or limited liability company interests of any of the Special Purpose Subsidiaries, and (iii) the Credit Parties' and their Subsidiaries' compliance with the provisions of the Credit Agreement (other than Section 6.5, Section 6.27 being added by this Amendment and Waiver and those provisions of the Credit Agreement being amended hereby) solely to the extent necessary to permit the CMBS Transaction to be consummated and to permit Ventas and the Special Purpose Subsidiaries to comply with the terms thereof.

            SECTION 4. Confirmation and Authorization by the Lenders. Each of
                       ---------------------------------------------
the Lenders hereby (i) confirms that upon repayment of the Loans contemplated by
Section 6(B) hereof, the Lien pursuant to the Fundamental Documents on the Real Property Assets listed in Schedule 1 to Exhibit 1 to this Amendment and Waiver and any other Real Property Assets substituted therefor as contemplated by such
Exhibit 1, shall be released and (ii) authorizes the Administrative Agent (on behalf of the Secured Parties) to execute any and all documents or other instruments as may be necessary or appropriate to evidence such release. The Administrative Agent shall reasonably cooperate with Ventas to effect the CMBS Transaction, including by executing releases prior to the Effective Date to be held in escrow on terms and conditions reasonably satisfactory to the Administrative Agent and its counsel.

            SECTION 5. Representations and Warranties. Each of the Credit
                       ------------------------------
Parties represents and warrants to the Administrative Agent and the Lenders that:

            (A) Exhibit 1 hereto sets forth the material terms of the CMBS transaction being sponsored by Ventas and any transaction related thereto which involves a Credit Party;

               (B) Ventas is prohibited from pledging to the Administrative Agent, the equity and limited liability company interests of the Special Purpose Subsidiaries pursuant to the documentation for the CMBS Transaction;

               (C) the execution, delivery and performance by the Credit Parties of this Amendment and Waiver and the performance by the Credit Parties of the Credit Agreement as modified by this Amendment and Waiver (i) have been duly authorized by all requisite corporate, partnership or limited liability company action on the part of the Credit Parties; and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Credit Parties, (b) any applicable order of any court or any rule, regulation or order of any other agency of government or (c) any indenture, agreement or other instrument to which any of the Credit Parties is a party or by which any of the Credit Parties or any of their respective properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument;

               (D) upon the occurrence of the Effective Date (as defined in Section 6 below), this Amendment and Waiver will constitute the legal, valid and binding obligation of the Credit Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and

               (E) after giving effect to this Amendment and Waiver, (i) no Default or Event of Default has occurred and is continuing; and (ii) all representations and warranties by the Credit Parties pursuant to the Credit Agreement and the other Fundamental Documents are true, correct and complete in all material respects on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof, unless such representation is as of a specific date, in which case, as of such date.

               SECTION 6.   Effective Date. This Amendment and Waiver shall not
                            --------------
become effective until the date (the "Effective Date") on which all of the
                                      --------------
following conditions precedent shall have been satisfied:

               (A) The Administrative Agent shall have received fully executed counterparts of this Amendment and Waiver executed by the Credit Parties, the Administrative Agent, and Lenders representing the Required Lenders.

               (B) The Borrower shall have repaid the Loans in cash in an amount not less than the greater of (i) the amount of Net Cash Proceeds received by the Special Purpose Subsidiaries from the CMBS Transaction and (ii) $200,000,000 (it being understood by the parties hereto that such repayment shall be applied in accordance with Section 12.2(b)(1) of the Credit Agreement).

               (C) The Credit Parties shall have obtained all consents and waivers from any Persons necessary for the execution, delivery and performance of this Amendment and Waiver and any other transaction contemplated hereby.

               (D) No Default or Event of Default (which has not been waived hereunder) shall have occurred and then be continuing.

               (E) All representations and warranties contained in the Fundamental Documents (including, without limitation, this Amendment and Waiver) shall be true and correct in all material respects.

               (F) The Administrative Agent shall have received a certificate dated the Effective Date and executed by an Authorized Officer of Ventas, certifying the final terms of the CMBS Transaction substantially conform to the terms set forth in Exhibit 1 to this Amendment and Waiver.

               (G) The Administrative Agent shall have received, not less than three (3) Business Days' prior to the consummation of the CMBS Transaction, written notice of the expected closing date of such transaction, a description of the differences (if any) between the final terms of the CMBS Transaction and
Exhibit 1 hereto and the expected amount of Net Cash Proceeds to be received by the Special Purpose Subsidiaries in connection with such transaction and such other information as the Administrative Agent may reasonably request.

               (H) All fees and other charges due and payable to the Administrative Agent or any Lender pursuant to any Fundamental Document and all out-of-pocket expenses incurred by the Administrative Agent in connection with the Credit Agreement, this Amendment and Waiver, any other Fundamental Document or the transactions contemplated by any of the foregoing, including, without limitation, all statements presented for reasonable fees and disbursements of any financial, accounting or valuation advisors or special counsel retained by the Administrative Agent (including, but not limited to, Clifford Chance Rogers & Wells LLP, counsel to the Administrative Agent and Conway, Del Genio, Gries & Co., LLC, financial advisors to Clifford Chance Rogers & Wells LLP), shall have been paid by the Borrower.

               (I) All legal matters incident to this Amendment and Waiver and the effects hereof shall be reasonably satisfactory to the Administrative Agent and its counsel.

               SECTION 7.  Confirmation and Acknowledgement of the Obligations;
                           ----------------------------------------------------
Release.
-------

               (A) The Borrower hereby (i) confirms and acknowledges to the Administrative Agent and the Lenders that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all Obligations without offset, defense, cause of action or counterclaim of any kind or nature whatsoever and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the Fundamental Documents and the Liens in the Collateral and the Real Property Assets which were granted pursuant to the Fundamental Documents or otherwise. Subject to Section 7(B) hereof, each the Credit Parties, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Administrative Agent and each Lender and all of the affiliates of the Administrative Agent and each Lender, and all of the directors, officers, employees, attorneys, agents, successors and assigns of the Administrative Agent, each Lender and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Fundamental Documents and any documents, agreements, dealings or other matters connected with any of the Fundamental Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 7 shall be effective regardless of whether the conditions to this Amendment and Waiver are satisfied and regardless of any other event that may occur or not occur after the date hereof.

               (B) Notwithstanding anything to the contrary contained in Sections 7(A) or 14(B) of this Waiver and Amendment, none of the Credit Parties releases any claim or waives defense which it has asserted in the litigation pending on the Effective Date in the Jefferson, Kentucky Circuit Court, Division

5, against Black Diamond CLO 1998-1 LTD. entitled Ventas Realty, Limited
                                                  ----------------------
Partnership, et al. v. Black Diamond CLO 1998-1 LTD., et al., No. 99-CI-07076.
------------------------------------------------------------

               SECTION 8.   Costs and Expenses. The Borrower acknowledges and
                            ------------------
agrees that its obligations set forth in Section 13.4 of the Credit Agreement include the preparation, execution and delivery of this Amendment and Waiver and any other documentation contemplated hereby (whether or not this Amendment and Waiver becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent, and Conway, Del Genio, Gries & Co., LLC, financial advisor to Clifford Chance Rogers & Wells LLP.

               SECTION 9.   Limited Waiver; Ratification of Credit Agreement.
                            ------------------------------------------------

               (A) Except to the extent hereby waived or modified, the Credit Agreement and each of the Fundamental Documents remain in full force and effect and are hereby ratified and affirmed.

               (B) This Amendment and Waiver shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any other Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or the Lenders, (ii) to be a consent to, or waiver in connection with, any transaction other than the CMBS Transaction, or
(iii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except to the extent hereby waived or modified, the Credit Agreement and each of the Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Credit Agreement as heretofore amended or modified and as modified by this Amendment and Waiver are hereby ratified and confirmed. As used in the Credit Agreement, the terms "Credit Agreement, "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment and Waiver. Reference to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement or in the other Fundamental Documents shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment and Waiver.

               SECTION 10.  Counterparts. This Amendment and Waiver may be
                            ------------
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment and Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

               SECTION 11.  Fundamental Document. This Amendment and Waiver is
                            --------------------
a Fundamental Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

               SECTION 12.  GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE
                            -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               SECTION 13.   Successors and Assigns. The provisions of this
                             ----------------------
Amendment and Waiver shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

               SECTION 14.   Acknowledgement and Consent by the Guarantors.
                             ---------------------------------------------

               (A) Each Guarantor hereby acknowledges that it has read this Amendment and Waiver and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, (i) its obligations pursuant to the Credit Agreement and its Guaranty thereunder shall not be impaired or affected and (ii) such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

               (B) Each Guarantor hereby confirms and acknowledges that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the Obligations which it has guaranteed, without offset, defense, cause of action or counterclaim of any kind or nature whatsoever (except as provided in Section 7(B) hereof).

               (C) Each Guarantor hereby reaffirms and admits the validity and enforceability of the Credit Agreement and the Fundamental Documents and the Liens in the Collateral and the Real Property Assets which were granted pursuant to the Fundamental Documents or otherwise.

               SECTION 15.   Headings. The headings of this Amendment and Waiver
                             --------
are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Waiver.

              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and the year first above written.

                                   BORROWER:

                                   VENTAS REALTY, LIMITED PARTNERSHIP
                                   By: Ventas, Inc., its General Partner

                                   By: /s/ T. Richard Riney
                                      --------------------------------------
                                       Name:  T. Richard Riney
                                       Title: Executive Vice President and
                                              General Counsel

                                   GUARANTORS:

                                   VENTAS, INC.

                                   By: /s/ T. Richard Riney
                                      --------------------------------------
                                       Name:  T. Richard Riney
                                       Title: Executive Vice President and
                                              General Counsel

                                   VENTAS LP REALTY, L.L.C.
                                   By: Ventas, Inc., its Sole Member

                                   By: /s/ T. Richard Riney
                                      --------------------------------------
                                       Name:  T. Richard Riney
                                       Title: Executive Vice President and
                                              General Counsel

                                   LENDERS:

                                   BANK OF AMERICA, NA, individually as Issuing
                                   Bank and as Administrative Agent

                                   By: /s/ William D. Duke
                                      --------------------------------------
                                       Name:  William D. Duke
                                       Title: Principal

                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Documentation Agent


                                      By: /s/ Marc E. Constantino
                                         --------------------------------------
                                          Name:  Marc E. Constantino
                                          Title: Vice President

                                      AG CAPITAL FUNDING PARTNERS, L.P.
                                      By: Angelo, Gordon & Co., L.P., as
                                      Investment Adviser


                                      By: /s/ John W. Fraser
                                         --------------------------------------
                                          Name:  John W. Fraser
                                          Title: Managing Director

                                      ALLSTATE LIFE INSURANCE COMPANY


                                      By:
                                         ______________________________________
                                          Name:
                                          Title:

                                      APPALOOSA INVESTMENT LIMITED PARTNERSHIP I


                                      By: /s/ James E. Bolin
                                         --------------------------------------
                                          Name:  James E. Bolin
                                          Title: Vice President

                                      BANK AUSTRIA CREDITANSTALT CORPORATE
                                      FINANCE, INC.


                                      By:______________________________________
                                          Name:
                                          Title:


                                      By:______________________________________
                                          Name:
                                          Title:

                                      BANK OF LOUISVILLE


                                      By: /s/ S. Gordon Debney, Jr.
                                         --------------------------------------
                                          Name:  S. Gordon Debney, Jr.
                                          Title: Senior Vice President

                                        BANKERS TRUST COMPANY


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        BEAR STEARNS INVESTMENT PRODUCTS INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        BEAR, STEARNS & CO. INC.

                                        By: /s/ John E. McDermott
                                         --------------------------------------
                                          Name:  John E. McDermott
                                          Title: Senior Managing Director


                                        BLACK DIAMOND CLO 1998-1, LTD.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        BLACK DIAMOND INTERNATIONAL FUNDING LTD.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        CHASE SECURITIES INC. as agent for
                                        THE CHASE MANHATTAN BANK

                                        By: /s/ Marc E. Costantino
                                         --------------------------------------
                                          Name:  Marc E. Costantino
                                          Title: Vice President

                                       CONTINENTAL CASUALTY COMPANY


                                       By: /s/ Marilou R. McGirr
                                         --------------------------------------
                                          Name:  Marilou R. McGirr
                                          Title: Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ Charles Heidrieck
                                         --------------------------------------
                                          Name:  Charles Heidrieck
                                          Title: Senior Vice President

                                       CSAM FUNDING I


                                       By:______________________________________
                                          Name:
                                          Title:

                                       DELANO COMPANY
                                       By: Pacific Investment Management Company
                                       LLC, as its Investment Advisor


                                       By:______________________________________
                                          Name:
                                          Title:

                                       DK ACQUISITIONS PARTNERS
                                       By:  M.H. Davidson & Co., General Partner


                                       By: /s/ Michael Leffell
                                         --------------------------------------
                                          Name:  Michael Leffell
                                          Title: Partner

                                       FC CBO II LTD. (BANK OF MONTREAL)


                                       By:______________________________________
                                          Name:
                                          Title:

                                        FIRST DOMINION FUNDING I


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        FIRST SOURCE LOAN OBLIGATIONS INSURED
                                        TRUST
                                        By: First Source Financial, Inc., as
                                        Administrator


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        FIRST UNION NATIONAL BANK


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        FIRSTAR BANK N.A. (STAR BANK)


                                        By: /s/ Stephen J. Jones
                                         --------------------------------------
                                          Name:  Stephen J. Jones
                                          Title: Vice President

                                        FOOTHILL INCOME TRUST
                                        By:  FIT GP, its General Partner


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        FRANKLIN CLO II, LIMITED

                                        By: /s/ Chauncey Lufkin
                                         --------------------------------------
                                          Name:  Chauncey Lufkin
                                          Title: Vice President

                                           FRANKLIN FLOATING RATE TRUST

                                           By: /s/ Chauncey Lufkin
                                           ------------------------------------
                                           Name:  Chauncey Lufkin
                                           Title: Vice President


                                           FRANKLIN FLOATING RATE MASTER SERIES


                                           By: /s/ Chauncey Lufkin
                                           ------------------------------------
                                           Name:  Chauncey Lufkin
                                           Title: Vice President

                                           GOLDENTREE HIGH YIELD OPPORTUNITIES
                                           I, L.P.

                                           By: _________________________________
                                                Name:
                                                Title:

                                           GOLDMAN SACHS CREDIT PARTNERS L.P.

                                           By: _________________________________
                                                Name:
                                                Title:

                                           KZH SHOSHONE LLC

                                           By: /s/ Susan Lee
                                           ------------------------------------
                                           Name:  Susan Lee
                                           Title: Authorized Agent

                                           LIBERTY - STEIN ROE ADVISOR FLOATING
                                           RATE ADVANTAGE FUND, by Stein Roe &
                                           Farnham Incorporated as Advisor

                                           By: /s/ James R. Fellows
                                           ------------------------------------
                                           Name:  James R. Fellows
                                           Title: Sr. Vice President &
                                                      Portfolio Manager

                                  LONG LANE MASTER TRUST IV
                                  By:  Fleet National Bank, as Trust
                                       Administrator


                                  By: _______________________________________
                                      Name:
                                      Title:

                                  ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                  By:  Pilgrim Investment, Inc., as its
                                       investment manager

                                  By: _______________________________________
                                      Name:
                                      Title:

                                  ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                  By:  Pilgrim Investment, Inc., as its
                                       investment manager

                                  By: _______________________________________
                                      Name:
                                      Title:

                                  MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                  By: _______________________________________
                                      Name:
                                      Title:

                                  NATIONAL WESTMINSTER BANK PLC
                                  By: NatWest Capital Markets Limited; its Agent
                                  By: Greenwich Capital Markets, Inc., its Agent


                                  By: /s/ Harry Paschalitis
                                      ----------------------------------------
                                      Name:  Harry Paschalitis
                                      Title: AVP

                                            NORTHWOODS CAPITAL II, LIMITED
                                            By: Angelo, Gordon & Co., L.P.,
                                            As Collateral Manager


                                            By: _______________________________
                                                Name:
                                                Title:

                                            NORTHWOODS CAPITAL III, LIMITED
                                            By: Angelo, Gordon & Co., L.P.,
                                            As Collateral Manager


                                            By: _______________________________
                                                Name:
                                                Title:


                                            NORTHWOODS CAPITAL LIMITED
                                            By: Angelo, Gordon & Co., L.P.,
                                            As Collateral Manager


                                            By: _______________________________
                                                Name:
                                                Title:


                                            OAK HILL CLO MANAGEMENT I, LLC
                                            As Investment Manager for Oak Hill
                                            Credit Partners I, Limited


                                            By: _______________________________
                                                Name:
                                                Title:

                                            OPPENHEIMER SENIOR FLOATING RATE
                                            FUND


                                            By: _______________________________
                                                Name:
                                                Title:

                                     ORIX USA CORPORATION


                                     By: ___________________________________
                                         Name:
                                         Title:

                                     PERRY PARTNERS INTERNATIONAL, INC.


                                     By:  /s/ Paul Leff
                                          ------------------------------------
                                          Name:
                                          Title:

                                      PERRY PARTNERS LP


                                      By: /s/ Paul Leff
                                          -----------------------------------
                                          Name:  Paul Leff
                                          Title: Senior Managing Director

                                      PILGRIM PRIME RATE TRUST
                                      By: Pilgrim Investments, Inc., as its
                                      investment manager


                                      By: ___________________________________
                                          Name:
                                          Title:

                                      PILGRIM SENIOR INCOME FUND
                                      By: ING Pilgrim Investments, LLC, as its
                                      investment manager


                                      By: ___________________________________
                                          Name:
                                          Title:

                                      ROYALTON COMPANY
                                      By: Pacific Investment Management Company
                                      LLC, as its Investment Advisor


                                      By: ___________________________________
                                          Name:
                                          Title:

                                            SATELLITE SENIOR INCOME FUND LLC
                                            By: Satellite Management, L.P.,
                                            Its Investment Manager


                                            By: _______________________________
                                                Name:
                                                Title:

                                            SRF 2000 LLC



                                            By: /s/ Allen D. Shifflet
                                                -------------------------------
                                                Name:  Allen D. Shifflet
                                                Title: President

                                            SRF TRADING, INC.


                                            By: /s/ Allen D. Shifflet
                                                -------------------------------
                                                Name:  Allen D. Shifflet
                                                Title: President


                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY


                                            By: /s/ James R. Fellows
                                                -------------------------------
                                                Name:  James R. Fellows
                                                Title:

                                            THE BANK OF NEW YORK AS TRUSTEE ON
                                            BEHALF OF NATS LOAN TRUST 14 AND NOT
                                            IN ITS INDIVIDUAL CAPACITY


                                            By: /s/ Betty A. Cocozza
                                                -------------------------------
                                                Name:  Betty A. Cocozza
                                                Title: Vice President

                                            VAN KAMPEN PRIME RATE INCOME TRUST
                                            By: Van Kampen Investment Advisory
                                            Corp.


                                            By: /s/ Darvin D. Pierce
                                                -------------------------------
                                                Name:  Darvin D. Pierce
                                                Title: Executive Director

                                        VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.



                                        By: /s/ Darvin D. Pierce
                                            -------------------------------
                                            Name:  Darvin D. Pierce
                                            Title: Executive Director

                                        VAN KAMPEN CLO I, LIMITED
                                        By: Van Kampen Management Inc., as
                                        Collateral Manager


                                        By: /s/ Darvin D. Pierce
                                            -------------------------------
                                            Name:  Darvin D. Pierce
                                            Title: Executive Director